UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2013

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(775) 856-2500

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition

Item 9.01	Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1	Press release entitled “Altair Nanotechnologies Reports Second Quarter 2013 Financial Results.”

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2013, the Company issued a press release entitled “Altair Nanotechnologies Reports Second 2013 Financial Results.” The full text of the press release is provided here to as Exhibit 99.1 and is hereby incorporated by reference into this item 2.02.

The Company will hold a conference call to discuss its second quarter 2013 results on Thursday, August 8, 2013 at 11:00 a.m. Eastern Daylight Time (EDT). Shareholders and members of the investment community are invited to participate in the conference call. The dial-in number for both U.S. and international callers is +1 678-224-7719. Please dial in to the conference five minutes before the call is scheduled to begin. Ask the operator for the Altair Nanotechnologies call.

Post call, a phone-based audio replay of the conference call will be available from 2:00 p.m. EDT, Thursday August 8, 2013 until Midnight EDT, August 15, 2013. It can be accessed by dialing +1 404-537-3406 and entering conference number 27959345.

Additionally, the conference call and replay will be available online, and can be accessed by visiting Altairnano's web site, www.altairnano.com.

The information in this Item 2.02 of this Current Report on Form 8K (including the exhibits) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

99.1 Press Release issued by Altair Nanotechnologies Inc. dated August 8, 2013 entitled “Altair Nanotechnologies Reports Second Quarter 2013 Financial Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: August 8, 2013	By	/s/ Stephen B. Huang
Stephen B. Huang, Chief Financial Officer

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